UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
May 7, 2014

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification
incorporation)		No.)

5130 Hacienda Drive, Dublin, California 94568
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ROSS STORES, INC.	5130 Hacienda Drive, Dublin, California 94568	(925) 965-4400

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transition of Chief Executive Officer; New Board Members; Senior Executive Promotions. On May 7, 2014, Ross Stores, Inc. (the “Company”) announced that its Board of Directors has appointed Barbara Rentler as the Company’s Chief Executive Officer, effective June 1, 2014. As previously announced, Michael Balmuth, the current Vice Chairman and Chief Executive Officer, is to step down from that position effective June 1, 2014, and to continue as an executive officer of the Company in the role of Executive Chairman of the Board.

Michael O’Sullivan continues as President and Chief Operating Officer. Both Ms. Rentler and Mr. O’Sullivan have been elected as members of the Company’s Board of Directors, effective June 1, 2014. The Company’s Board of Directors plans to recruit an additional independent director.

The Company concurrently announced the promotions of Lisa Panattoni to the position of President, Merchandising, Ross Dress for Less, and Bernard Brautigan to the position of Group Executive Vice President, Merchandising, Ross Dress for Less.

Ms. Rentler, age 56, has served as President and Chief Merchandising Officer, Ross Dress for Less, since December 2009, with responsibility for all merchandising categories at Ross. From December 2006 to December 2009, she was Executive Vice President, Merchandising, with responsibility for all Ross Apparel and Apparel-related products. She also served as Executive Vice President and Chief Merchandising Officer of dd’s DISCOUNTS from February 2005 to December 2006, Senior Vice President and Chief Merchandising Officer of dd's DISCOUNTS from January 2004 to February 2005 and Senior Vice President and General Merchandise Manager at Ross Dress for Less from February 2001 to January 2004. Prior to that, she held various merchandising positions since joining the Company in February 1986.

In connection with her appointment as Chief Executive Officer, Ms. Rentler will (i) enter into a new or amended employment agreement with the Company, in a form expected to be substantially consistent with the employment agreements of other executive officers of the Company, covering a period expiring in March 2019 and, effective June 1, 2014, providing her an annual salary of $1,250,000 and bonus target of 140% of annual salary; (ii) receive three new restricted stock grants at a dollar value of: $2,600,000 subject to “cliff” vesting in March 2019, $1,200,000 subject to “cliff” vesting in June 2017, and $1,200,000, subject to “cliff” vesting in June 2018; and (iii) receive an additional performance share award for a target number of additional performance shares based on a dollar value of $3,600,000, for the performance period consisting of the 2014 fiscal year, with any shares of Company common stock issued pursuant to such grant to be subject to vesting as follows: 30% on March 16, 2015, 30% on March 16, 2016, and 40% on March 16, 2017.

In connection with his continued employment as President and Chief Operating Officer, Mr. O’Sullivan will (i) enter into a new or amended employment agreement with the Company, in a form expected to be substantially consistent with the employment agreements of other executive officers of the Company, covering a period expiring in March 2019 and, effective June 1, 2014, providing him an annual salary of $1,100,000 and bonus target of 125% of annual salary; (ii) receive three new restricted stock grants at a dollar value of: $2,200,000 subject to “cliff” vesting in March 2019, $1,000,000 subject to “cliff” vesting in June 2017, and $1,000,000, subject to “cliff” vesting in June 2018; and (iii) receive an additional performance share award for a target number of additional performance shares based on a dollar value of $3,000,000, for the performance period consisting of the 2014 fiscal year, with any shares of Company common stock issued pursuant to such grant to be subject to vesting as follows: 30% on March 16, 2015, 30% on March 16, 2016, and 40% on March 16, 2017.

Ms. Panattoni, age 51, has served as Group Executive Vice President, Merchandising since 2009, and is presently responsible for Ross Home, Men’s, Lingerie, and Cosmetics. She joined the Company in January 2005 as Senior Vice President and General Merchandise Manager of Ross Home and was promoted to Executive Vice President in October 2005. Prior to joining Ross, Ms. Panattoni was with The TJX Companies, where she served as Senior Vice President of Merchandising and Marketing for HomeGoods from 1998 to 2004 and as Divisional Merchandise Manager of the Marmaxx Home Store from 1994 to 1998.

In connection with her appointment as President, Merchandising, Ross Dress for Less, Ms. Panattoni will (i) enter into a new or amended employment agreement with the Company, in a form expected to be substantially consistent with the employment agreements of other executive officers of the Company, covering a period expiring in March 2018 and, effective June 1, 2014, providing her an annual salary of $985,000 and bonus target of 80% of annual salary; (ii) receive a new restricted stock grant at a dollar value of $300,000, subject to “cliff” vesting in March 2019; and (iii) receive an additional performance share award for a target number of additional performance shares based on a dollar value of $100,000, for the performance period consisting of the 2014 fiscal year, with any shares of Company common stock issued pursuant to such grant to be subject to vesting as follows: 30% on March 16, 2015, 30% on March 16, 2016, and 40% on March 16, 2017.

James S. Fassio continues to serve as President and Chief Development Officer. Mr. Fassio’s existing employment agreement currently expires in March 2017. Effective June 1, 2014, Mr. Fassio will receive (i) an annual salary of $950,000; (ii) two new restricted stock grants at a dollar value of: $1,000,000 subject to “cliff” vesting in June 2017, and $1,000,000, subject to “cliff” vesting in June 2018; and (iii) an additional performance share award for a target number of additional performance shares based on a dollar value of $400,000, for the performance period consisting of the 2014 fiscal year, with any shares of Company common stock issued pursuant to such grant then subject to vesting as follows: 30% on March 16, 2015, 30% on March 16, 2016, and 40% on March 16, 2017.

Each of the grants of additional restricted stock and additional performance share awards will be effective, and the share number determined based on the stock price as of, June 1, 2014.

On May 7, 2014, the Company issued a press release regarding this transition. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

          (d)          Exhibits.

Exhibit
No.	Description
99.1	May 7, 2014 Press Release by Ross Stores, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2014

ROSS STORES, INC.
Registrant

By:	/s/M. Hartshorn
Michael Hartshorn
Senior Vice President, Chief Financial Officer and Principal
Accounting Officer

Exhibit Index

Exhibit
No.	Description
99.1	May 7, 2014 Press Release by Ross Stores, Inc.